                                                                    EXHIBIT 3(a)


                                                          Federal Identification
                                                                  No. 04-2057203
                                                                    Fee: $250.00


                        THE COMMONWEALTH OF MASSACHUSETTS

                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth
                   One Ashburton Place, Boston, MA 02108-1512

            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                    (General Laws, Chapter 156B, Section 82)


         We, James M. McConnell, President, and Jill E. Peebles, Clerk, of Instron Corporation, organized under the laws of Massachusetts and herein called the parent corporation, certify as follows:

         1. That the subsidiary corporation(s) to be merged into the parent corporation is/are:

            NAME                STATE OF ORGANIZATION      DATE OF ORGANIZATION

Laboratory Microsystems, Inc.      Massachusetts              March 20, 1990

         2. The parent corporation, at the date of the vote, owned not less than ninety percent (90%) of the outstanding shares of each class of stock of the subsidiary corporation or corporations with which it has voted to merge.

         Item 3 below may be deleted if all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them.

         4. That at a meeting of the directors of the parent corporation, the following vote, pursuant to General Laws, Chapter 156B, Section 82, Subsection (a) was duly adopted:

         At a meeting of the Board of Directors of Instron Corporation on November 19, 1996, the following vote was duly adopted:

VOTED: To approve the merger of Laboratory Microsystems, Inc., a wholly owned subsidiary of Instron Corporation, into Instron Corporation pursuant to Massachusetts General Laws, Chapter 156B, Section 82, a transaction intended to qualify as a Section 332 liquidation under the U.S. Internal Revenue Code as discussed at the meeting; and to authorize the President, Chief Financial Officer and/or Treasurer to take whatever actions necessary to effectuate this proposal.


* Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts, these articles are to be signed by officers having corresponding powers and duties.



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         5.       The effective date of the merger shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date, which shall not be more than thirty days after the date of filing:

         The merger should be effective as of the close of business on December 31, 1996.

         Section 5 below may be deleted if the parent corporation is organized under the laws of Massachusetts.


         SIGNED UNDER THE PENALTIES OF PERJURY, this 11th day of December, 1996.



                                        /s/ James M. McConnell
                                        ------------------------------------
                                        James M. McConnell
                                        President



                                        /s/ Jill E. Peebles
                                        ------------------------------------
                                        Jill E. Peebles
                                        Clerk







Note: Notes for which the space provided above is not sufficient, should be listed on additional sheets to be numbered 4A, 4B, etc. Additional sheets must be 8 1/2" x 11" and have a left hand margin of 1 inch. Only one side should be used.





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
                        THE COMMONWEALTH OF MASSACHUSETTS

            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                    (General Laws, Chapter 156B, Section 82)


         I hereby approve the within Articles of Merger of Parent and Subsidiary Corporations and, the filing fee in the amount of $250.00 having been paid, said articles are deemed to have been filed with me this 16th day of December, 1996.

         Effective date:  12/31/96


                                        /s/ William Francis Galvin
                                        ------------------------------------
                                        WILLIAM FRANCIS GALVIN
                                        Secretary of the Commonwealth


TO BE FILLED IN BY CORPORATION


Photocopy of document to be sent to:


           Bradley A. Jacobson, Esq.
           Goodwin, Procter & Hoar  LLP
           Exchange Place
           Boston, MA  02109

Telephone: (617) 570-1019





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

                                                         Federal Identification:
                                                                  No. 04-2057203


                        THE COMMONWEALTH OF MASSACHUSETTS

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, Secretary
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108


                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                          A SERIES OF A CLASS OF STOCK

                     General Laws, Chapter 156B, Section 26


                                 ---------------

         We, Salvatore J. Vinciguerra, President, and Paul R. Rugo, Clerk, of Instron Corporation, located at 100 Royall Street, Canton, Massachusetts 02021 do hereby certify that at a meeting of the directors of the corporation held on November 2, 1998, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:





                        See Continuation Sheets attached.






NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 8 1/2" x 11". Only one side should be used.

VOTED: That pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Articles of Organization, a series of Preferred Stock of the Corporation is hereby created and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

         Section 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Series A Junior Participating Cumulative Preferred Stock" (the "Series A Preferred Stock"), and the number of shares constituting such series shall be 100,000.

         Section 2. DIVIDENDS AND DISTRIBUTIONS.

                  (A)      (i)      The holders of shares of Series A Preferred
Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $12.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $1.00 per share, of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. The multiple of cash and non-cash dividends declared on the Common Stock to which holders of the Series A Preferred Stock are entitled, which shall be 100 initially but which shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Dividend Multiple". In the event the Corporation shall at any time after November 2, 1988 (the "Rights Declaration Date") declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of dividends which holders of shares of Series A Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.


                           (ii)     Notwithstanding anything else contained in
this paragraph (A), the Corporation shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series A Preferred Stock as provided in this paragraph (A) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $12.00 per share on the Series A Preferred Stock shall nevertheless be paid on such subsequent Quarterly Dividend Payment Date.


                  (B) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest, Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

         Section 3. VOTING RIGHTS. In addition to any other voting rights required by law, the holders of shares of Series A Preferred Stock shall have the following voting rights:

                  (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. The number of votes which a holder of a share of Series A Preferred Stock is entitled to cast, as the same may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Vote Multiple".

In the event the Corporation shall at any time after the Rights Declaration Date
(i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series A Preferred Stock shall be entitled shall be the Vote Multiple immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (B) Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

                  (C)      (i)     if at any time dividends on any Series A
Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, the holders of Preferred Stock (including holders of the Series A Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.


                           (ii)     During any default period, such voting right
of the holders of Series A Preferred stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of Directors shall be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or PARI PASSU with the Series A Preferred Stock.

                           (iii)    unless the holders of Preferred Stock shall,
during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice President or the Clerk of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or, in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions cf this paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

                           (iv)     In any default period, the holders of Common
Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock hall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

                           (v)      Immediately upon the expiration of a default
period (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the Articles of Organization or by-laws irrespective of any increase made pursuant to the provisions of paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Articles of Organization or by-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

                  (D) Except as otherwise required by applicable law or as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

         Section 4. CERTAIN RESTRICTIONS.

                  (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                           (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                           (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding
                                    up) with the Series A Preferred Stock,
                                    except dividends paid ratably on the Series
                                    A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                           (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

                           (iv)     purchase or otherwise acquire for
                                    consideration any shares of Series A
                                    Preferred Stock, or any shares of stock
                                    ranking on a parity with the Series A
                                    Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                  (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         Section 5. REACQUIRED SHARES. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

         Section 6. LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any voluntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $4,000 per share or (2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, or (y) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Neither the consolidation of nor merging of the Corporation with or into any other corporation or corporations, nor the sale or other transfer of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

         Section 7. CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 8. REDEMPTION.

                  (A) For purposes of this Section 8, the following terms have the meanings indicated:

                           (i)      "Acquiring Person" shall mean any Person (as
such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 20% or more of the shares of Common Stock then outstanding, but shal1 not include the Corporation, any subsidiary of the Corporation, any employee benefit plan of the Corporation or any subsidiary thereof or any entity holding shares of Common Stock organized, appointed or established by the Corporation or any subsidiary thereof for or pursuant to the terms of any such plan.

                           (ii)     "Affiliate" and "Associate" shall have the
respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                           (iii)    A Person shall be deemed the "Beneficial
Owner" of, and shall be deemed to "beneficially own," any securities:

                                    (a)      which such Person or any of such
         Person's Affiliates or Associates beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act) or has the right to dispose of;

                                    (b)      which such Person or any of such
         Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights (other than rights initially exercisable for Series A Preferred Stock), warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this clause (B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with the applicable rules and regulations of the Exchange Act and (2) is not also then reportable by such person on
         Schedule 13D under the Exchange Act (or any comparable or successor report); or

                                    (c)      which are beneficially owned,
         directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (B) of subparagraph (b) of this paragraph (iii)) or disposing of any securities of the Corporation.

                           (iv) "Disinterested Director" shall mean any member of the Corporation's Board of Directors who is not an officer or employee of the Corporation or any of its subsidiaries and who is not an Acquiring Person or an Affiliate or an Associate of an Acquiring Person or nominee of an Acquiring Person or any such Affiliate or Associate and was a member of the Corporation's Board of Directors prior to the Rights Declaration Date, and any Person who subsequently becomes a member of the Company's Board of Directors who is not an Acquiring Person or an Affiliate or an Associate of an Acquiring Person or nominee of an Acquiring Person or any such Affiliate or Associate, if such Person's nomination is recommended or approved by a majority of the Disinterested Directors.

                           (v) "Person" shall, mean any individual, firm, corporation, partnership or other entity.

                  (B) Subject to Section 4 hereof, the Corporation may, at any time (unless otherwise prevented by law) by the affirmative vote of a majority of the directors then in office, including, if at the time of such vote there is an Acquiring Person, a majority of the Disinterested Directors, redeem all or any portion of the Series A Preferred Stock then outstanding. The amount per share of Series A Preferred Stock to be redeemed to be paid upon any such redemption shall be equal to $4,000 plus accrued and unpaid dividends, if any, payable with respect thereto. The total sum payable per share of Series A Preferred Stock on the date on which the Corporation redeems any shares of Series A Preferred Stock (the "Redemption Date") is hereinafter referred to as the "Redemption Price."


                  (C) Notice of redemption pursuant to this Section 8 shall be sent by first-class mail, postage prepaid, to the holders of record of the shares of Series A Preferred Stock to be redeemed at their respective addresses as the same shall appear on the books of the Corporation. Such notice shall be mailed not less than 30 nor more than 60 days in advance of the applicable Redemption Date and shall specify the Redemption Date, the Redemption Price and the place at which payment may be obtained as to such shares. At any time on or after the Redemption Date applicable thereto, the holders of record of shares of Series A Preferred Stock to be redeemed on such Redemption Date shall be entitled to receive the Redemption Price therefor upon actual delivery to the Corporation or its agent of the certificates representing the shares to be redeemed.


         If such notice of redemption shall have been duly given, and if on or before any Redemption Date the funds necessary for such redemption (taking into account, any conversions) shall have been deposited by the Corporation with a bank or trust company designated by the Board of Directors and having capital and surplus of at least $50,000,000 in trust for the pro rata benefit of the holders of the shares of Series A Preferred Stock so called for redemption, then, notwithstanding that any certificate for shares of Series A Preferred Stock so called for redemption shall not have been surrendered for cancellation, from and after such Redemption Date (unless there shall have been a default in payment of the Redemption Price) all shares of Series A Preferred Stock so called for redemption shall no longer be deemed to be outstanding and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive from such bank or trust company upon surrender of their certificate or certificates at any time after the time of such deposit the funds so deposited, without interest. The balance of any funds so deposited and unclaimed at the end of one year from such Redemption Date shall be released or repaid to the Corporation, after which the holders of the shares so called for redemption shall look only to the Corporation for payment thereof, without interest.

         Section 9. RANKING. Unless otherwise provided in the Articles of Organization of the Corporation or a Certificate of Vote of Directors Establishing a Class of Stock relating to a subsequently-designated series of Preferred Stock of the Corporation, the Series A Preferred Stock shall rank junior to any other series of the Corporation's Preferred Stock subsequently issued, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and shall rank senior to the Common Stock.

         Section 10. AMENDMENT. The Articles of Organization of the Corporation and this Certificate of Vote shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely (within the meaning of Section 77 of Chapter 156B of the Massachusetts General Laws) without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Preferred Stock, voting separate1y as a class.

         Section 11. FRACTIONAL SHARES. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 2nd day of November, in the year 1988.



                                        /s/ Salvatore J. Vinciguerra
                                        ------------------------------------
                                        Salvatore J. Vinciguerra
                                        President



                                        /s/ Paul R. Rugo
                                        ------------------------------------
                                        Paul R. Rugo
                                        Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS

                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                          A SERIES OF A CLASS OF STOCK

                    (General Laws, Chapter 156B, Section 26)


         I hereby approve the within certificate and, the filing fee in the amount of $75.00 having been paid, said certificate is hereby filed this 3rd day of November, 1988.


                                        /s/ Michael J. Connolly
                                        ------------------------------------
                                        Michael Joseph Connolly
                                        Secretary of State


TO BE FILLED IN BY CORPORATION
Photocopy of certificate to be sent to:

         Grant Goodman, Esq.
         Goodwin, Procter & Hoar   LLP
         Exchange Place
         Boston, MA  02109

         Telephone: (617) 570-1000

                                                          Federal Identification
                                                                  No. 04-2057203


                        THE COMMONWEALTH OF MASSACHUSETTS

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, Secretary
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                               ------------------

         We, Salvatore J. Vinciguerra, President, and Paul R. Rugo, Clerk, of Instron Corporation located at 100 Royall Street, Canton, Massachusetts 02021 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on May 21, 1987, by vote of 4,967,943 shares of Common Stock out of 6,020,574 shares outstanding, being at least two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:1

         To amend the Corporation's Restated Articles of Organization by adding the following as Article 6H thereto:

                  Article 6H. LIMITATION OF LIABILITY OF DIRECTORS. No director of this Corporation shall be personally liable to the Corporation of its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that this Article shall not eliminate or limit any liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omission not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Sections 61 or 62 of the Massachusetts Business Corporation Law, or (iv) with respect to any transaction from which the director derived an improper personal benefit.

--------

     1 For amendments adopted pursuant to Chapter 156B, Section 71.


Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2" x 11" sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

                  The provisions of this Article shall not eliminate or limit the liability of a director of this Corporation for any act or omission occurring prior to the date on which this Article became effective. No amendment or repeal of this Articles shall adversely affect the rights and protection afforded to a director of this Corporation under this Article for acts or omissions occurring while this Article is in effect.


         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 21st day of May, in the year 1987.



                                        /s/ Salvatore J. Vinciguerra
                                        ------------------------------------
                                        Salvatore J. Vinciguerra
                                        President


                                        /s/ Paul R. Rugo
                                        ------------------------------------
                                        Paul R. Rugo
                                        Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)


         I hereby approve the within articles of amendment and, the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 28th day of May, 1987.




                                        /s/ Michael Joseph Connolly
                                        ------------------------------------
                                        Michael Joseph Connolly
                                        Secretary of State



TO BE FILLED IN BY CORPORATION
Photocopy of amendment to be sent to:

         Raymond C. Zemlin, Esquire
         Goodwin, Procter & Hoar LLP
         Exchange Place, 25th Floor
         Boston, MA 02109

         Telephone: (617) 570-1000

                                                          Federal Identification
                                                                  No. 04-2057203


                        THE COMMONWEALTH OF MASSACHUSETTS

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, Secretary
                      ONE ASHBURTON PLACE, BOSTON, MA 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72


         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.


         We, Salvatore J. Vinciguerra, President, and Paul R. Rugo, Clerk, of Instron Corporation located at 100 Royall Street, Canton, Massachusetts 02021, do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on May 7, 1986, by vote of 2,201,221 shares of Common Stock out of 3,008,187 shares outstanding, being at least a majority of each class outstanding and entitled to vote thereon: 1


TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:(1)

The total presently authorized is:

                        NO PAR VALUE           WITH PAR VALUE             PAR
KIND OF STOCK         NUMBER OF SHARES        NUMBER OF SHARES           VALUE
-------------         ----------------        ----------------           -----

Common                      None                 6,000,000               $1.00
Preferred                   None                 1,000,000               $1.00



--------

     1  For amendments adopted pursuant to Chapter 156B, Section 70.


Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2" x 11" sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

CHANGE the total to:

                        NO PAR VALUE           WITH PAR VALUE             PAR
KIND OF STOCK         NUMBER OF SHARES        NUMBER OF SHARES           VALUE
-------------         ----------------        ----------------           -----

Common                      None                 10,000,000             $1.00
Preferred                   None                  1,000,000             $1.00


         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this seventh day of May, in the year 1986.


                                        /s/ Salvatore J. Vinciguerra
                                        --------------------------------------
                                        Salvatore J. Vinciguerra
                                        President


                                        /s/ Paul R. Rugo
                                        --------------------------------------
                                        Paul R. Rugo
                                        Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

         I hereby approve the within articles of amendment and, the filing fee in the amount of $2,000.00 having been paid, said articles are deemed to have been filed with me this 20th day of May, 1986.


                                        /s/ Michael Joseph Connolly
                                        --------------------------------------
                                        Michael Joseph Connolly
                                        Secretary of State



TO BE FILLED IN BY CORPORATION
Photocopy of amendment to be sent to:

         Raymond C. Zemlin, Esq.
         Goodwin, Procter & Hoar LLP
         Exchange Place
         Boston, MA  02109

         Telephone: (617) 570-1512

                                                          Federal Identification
                                                                  No. 04-2057203


                        THE COMMONWEALTH OF MASSACHUSETTS

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, Secretary
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72


         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                               ------------------

         We, Harold Hindman, President, and Paul R. Rugo, Clerk, of Instron Corporation located at 100 Royall Street, Canton, Massachusetts 02021 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on May 2, 1984, by vote of 1,432,554 shares of Common Stock out of 1,984,834 shares outstanding, with respect to the amendment to increase the number of authorized shares of Common Stock, and 1,337,759 shares of Common Stock out of 1,984,834 shares outstanding with respect to the amendment to increase the number of authorized shares of Preferred Stock, being at least a majority of each class outstanding and entitled to vote thereon:1

         TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

         The total presently authorized is:


                        NO PAR VALUE           WITH PAR VALUE             PAR
KIND OF STOCK         NUMBER OF SHARES        NUMBER OF SHARES           VALUE
-------------         ----------------        ----------------           -----

Common                      None                 3,000,000              $1.00
Preferred                   None                   300,000              $1.00




--------

     1 For amendments adopted pursuant to Chapter 156B, Section 70.

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2" x 11" sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

         CHANGE the total to:


                        NO PAR VALUE           WITH PAR VALUE             PAR
KIND OF STOCK         NUMBER OF SHARES        NUMBER OF SHARES           VALUE
-------------         ----------------        ----------------           -----

Common                      None                 6,000,000              $1.00
Preferred                   None                 1,000,000              $1.00




         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this third day of May, in the year 1984.




                                             /s/ Harold Hindman
                                             ---------------------------------
                                             Harold Hindman
                                             President


                                             /s/ Paul R. Rugo
                                             ---------------------------------
                                             Paul R. Rugo
                                             Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)


         I hereby approve the within articles of amendment and, the filing fee in the amount of $1,850.00 having been paid, said articles are deemed to have been filed with me this 9th day of May, 1984.


                                             /s/ Michael Joseph Connolly
                                             ---------------------------------
                                             Michael Joseph Connolly
                                             Secretary of State



TO BE FILLED IN BY CORPORATION
Photocopy of amendment to be sent to:

                  Raymond C. Zemlin, Esq.
                  Goodwin, Procter & Hoar LLP
                  28 State Street
                  Boston, MA 02109

                  Telephone: (617) 523-5700

                                                          Federal Identification
                                                                  No. 04-2057203


                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                      ONE ASHBURTON PLACE, BOSTON, MA 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72


         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

         We, Harold Hindman, President, and Paul R. Rugo, Clerk, of Instron Corporation located at 100 Royall Street, Canton, Massachusetts, do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on May 6, 1981, by vote of 703,933 shares of Common Stock out of 978,646 shares outstanding, being at least two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:1

VOTED: To amend the Corporation's Restated Articles of Organization by inserting therein the following:

         Article 6G. Provisions Relative to Establishment of Classes of
         Directors.


         Commencing with the 1981 Annual Meeting of Stockholders, the Board of Directors of the Corporation shall be divided into three classes, each class to consist as nearly as possible of one-third of the Directors. The terms of office of the Directors elected at the 1981 Annual Meeting shall be as follows: the term of the first class shall expire at the 1982 Annual Meeting of Stockholders; the term of the second class shall expire at the 1983 Annual Meeting of Stockholders; and the term of the third class shall expire at the 1984 Annual Meeting of Stockholders. Commencing with the 1982 Annual Meeting of Stockholders, the Directors of only one class will be elected at each Annual


--------
 1 For amendments adopted pursuant to Chapter 156B, Section 71.

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2" x 11" sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

         Meeting and the Directors of the class so elected will be elected for a three-year term. The term of office of one class of Directors shall expire each year.

         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this sixth day of May, in the year 1981.





                                             /S/ HAROLD HINDMAN
                                             ---------------------------------
                                             Harold Hindman
                                             President


                                             /s/ Paul R. Rugo
                                             ---------------------------------
                                             Paul R. Rugo
                                             Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)


         I hereby approve the within articles of amendment and, the filing fee in the amount of $50.00 having been paid, said articles are deemed to have been filed with me this 6th day of May, 1981.



                                             /s/ Michael Joseph Connolly
                                             ---------------------------------
                                             Michael Joseph Connolly
                                             Secretary of State



TO BE FILLED IN BY CORPORATION
Photocopy of amendment to be sent to:

                  Paul R. Rugo, Esq.
                  Goodwin, Procter & Hoar LLP
                  28 State Street
                  Boston, MA 02109

                  Telephone: (617) 523-5700

                                                          Federal Identification
                                                                  No. 04-2057203


                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY
                       Secretary of the Commonwealth STATE
                              HOUSE, BOSTON, MASS.
                                      02133

                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72


         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                   ----------

         We, Harold Hindman, President, and Paul R. Rugo, Clerk, of Instron Corporation, located at 100 Royall Street, Canton, Massachusetts do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on May 7, 1980, by vote of 808,596 shares of Common Stock out of 962,228 shares outstanding, being at least a majority of each class outstanding and entitled to vote thereon1.

         VOTED: That the Corporation's Articles of Organization, as amended, be further amended to increase the authorized Common Stock of the Corporation from 1,500,000 shares of Common Stock, par value $1 per share, to 3,000,000 shares of Common Stock, par value $1 per share.






--------
     1 For amendments adopted pursuant to Chapter 156B, Section 70.

     Note: Amendment for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8 1/2" wide x 11" high paper and must have a left hand margin 1 inch wide for binding. Only one side should be used.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

The total amount of capital stock already authorized is:

                    300,000 shares preferred with par value
                    1,500,000 shares common with par value

The amount of additional capital stock authorized is:

                    1,500,000 shares common with par value


         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effect date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this seventh day of May, in the year 1980.




                                             /s/ Harold Hindman
                                             ---------------------------------
                                             Harold Hindman
                                             President


                                             /s/  Paul R. Rugo
                                             ---------------------------------
                                             Paul R. Rugo
                                             Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS
                              ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

         I hereby approve the within articles of amendment and, the filing fee in the amount of $750.00 having been paid, said articles are deemed to have been filed with me this 9th day of May, 1980.


                                             /s/ Michael Joseph Connolly
                                             ---------------------------------
                                             Michael Joseph Connolly
                                             Secretary of the Commonwealth
                                             State House, Boston, Mass
 .

TO BE FILLED IN BY THE CORPORATION
Photocopy of amendment to be sent to:

         Paul R. Rugo, Esquire
         Goodwin, Procter & Hoar LLP
         28 State Street
         Boston, MA 02109

         Telephone: (617) 523-5700

                                                          Federal Identification
                                                                  No. 04-2057203



                        THE COMMONWEALTH OF MASSACHUSETTS

                                   PAUL GUZZI
                          Secretary of the Commonwealth
                      One Asburton Place, Boston, MA 02108

                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72


         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                ----------------


         We, Harold Hindman, President, and Paul R. Rugo, Clerk, of Instron Corporation located at 2500 Washington Street, Canton, Massachusetts do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on April 25, 1978, by vote of 638,329 shares of Common Stock out of 924,046 shares outstanding, being at least two-thirds of each class of stock outstanding and entitled to vote and of each class or series of stock whose rights are adversely effected thereby:1



VOTED: To amend the Corporation's Restated Articles of Organization by inserting therein the following:


         Article 6F.  Voting Requirements for Consolidations and Mergers

         The vote of two-thirds of each class of stock of the Corporation outstanding and entitled to vote on any proposed agreement of consolidation or merger shall be necessary for the approval of such agreement, except for any consolidation or merger for which no stockholder vote is required by statute. If such agreement would adversely affect the rights of any class of stock of the Corporation, the vote of two-thirds of such class, voting separately, shall also be necessary for the approval of such agreement.


--------

     1 For amendments adopted pursuant to Chapter 156B, Section 71.

NOTE: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8 1/2" x 11" paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this twenty-fifth day of April in the year 1978.


                                             /s/ Harold Hindman
                                             ---------------------------------
                                             Harold Hindman
                                             President


                                             /s/ Paul R. Rugo
                                             ---------------------------------
                                             Paul R. Rugo
                                             Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)


         I hereby approve the within articles of amendment and, the filing fee in the amount of $50.00 having been paid, said articles are deemed to have been filed with me this 26th day of April, 1978.



                                             /s/ Paul Guzzi
                                             ---------------------------------
                                             Paul Guzzi
                                             Secretary of the Commonwealth
                                             State House, Boston, Massachusetts




TO BE FILLED IN BY CORPORATION
Photocopy of amendment to be sent to:

         Paul W. Sandman, Esq.
         Goodwin, Procter & Hoar LLP
         28 State Street
         Boston, MA 02109

         Telephone: (617) 523-5700

                                                          Federal Identification
                                                                  No. 04-2057203


                        THE COMMONWEALTH OF MASSACHUSETTS

                                   PAUL GUZZI
                          Secretary of the Commonwealth
                       STATE HOUSE, BOSTON, MASSACHUSETTS

                        RESTATED ARTICLES OF ORGANIZATION

                     GENERAL LAWS, CHAPTER 156B, SECTION 74


         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                ----------------

         We, Harold Hindman, President, and Paul R. Rugo, Clerk, of Instron Corporation located at 2500 Washington Street, Canton, Massachusetts do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted at a meeting held on April 27, 1976, by vote of 796,831 shares of Common Stock out of 959,082 shares outstanding, being at least two-thirds of each class of stock outstanding and entitled to vote and of each class or series of stock adversely effected thereby:

1.       The name by which the corporation shall be known is: Instron
         Corporation

2.       The purposes for which the corporation is formed are as follows:

                  To carry on a manufacturing, contracting, merchandising, and research business, and in general, to carry on any business or other activity which may be lawfully carried on by a corporation organized under Chapter 156B of the Massachusetts General Laws.

3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:

                        NO PAR VALUE           WITH PAR VALUE             PAR
KIND OF STOCK         NUMBER OF SHARES        NUMBER OF SHARES           VALUE
-------------         ----------------        ----------------           -----

Common                      None                 1,500,000              $1.00
Preferred                   None                   300,000              $1.00


NOTE: Provisions for which the space provided under articles 2, 4, 5 and 6 is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Indicate under each article where the provision is set out. Continuation sheets shall be on 8 1/2" wide x 11" high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established.

                  The Common Stock and Preferred Stock of the corporation are described as follows and have the following preferences, voting powers, qualifications, special or relative rights or privileges:

                  (1) The Preferred Stock may from time to time be divided into and issued in one or more series. The different series shall be established and designated, and the variations in the relative rights and preferences as between the different series shall be fixed and determined, by the Board of Directors as provided in Section (2) hereof. In all other respects all shares of Preferred Stock shall be identical.

                  The Preferred Stock may be issued from time to time by authority of the Board of Directors for such consideration as from time to time may be fixed by vote of the Board of Directors providing for the issue of such stock.

                  (2) The Board of Directors is hereby expressly authorized, subject to the provisions of these Articles, to establish one or more series of Preferred Stock and, with respect to each series, to fix and determine by vote providing for the issue of such series:

                           (a) the number of shares to constitute such series and the distinctive designation thereof;

                           (b) the dividend rate on the shares of such series and the dividend payment dates;

                           (c) whether or not the shares of such series shall be redeemable, and, if redeemable, the redemption prices which the shares of such series shall be entitled to receive and the terms and manner of redemption;

                           (d) the preferences, if any, and the amounts which the shares of such series shall be entitled to receive and all other special or relative rights of the shares of such series, upon the voluntary and involuntary dissolution of, or upon any distribution of the assets of, the corporation;

                           (e) whether or not the shares of such series shall be subject to the operation of retirement or sinking funds to be applied for redemption of such shares and, if such retirement or sinking fund or funds be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

                           (f) whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated in such vote;

                           (g) whether or not the shares of such series shall have voting rights, and, if so, the conditions under which the shares of such series shall vote as a separate class; and

                           (h) such other designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts.

                  Notwithstanding the fixing of the number of shares constituting a particular series, the Board of Directors may at any time thereafter authorize the issuance of additional shares of the same series.

                  (3) Holders of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors but only out of funds legally available for the payment of dividends, cumulative cash dividends at the annual rates fixed by the Board of Directors for the respective series and no more, payable on such dates in each year as the Board of Directors shall fix for the respective series as provided in subsection (2)(b) (hereinafter referred to as "dividend dates"). Until all accrued dividends on all series of Preferred Stock shall have been declared and set apart for payment through the last preceding dividend date set for all such series, no cash payment or distribution shall be made to holders of any other class of Stock of the corporation. Dividends on shares of Preferred Stock of any series shall accumulate from and after the day on which such shares are issued, but arrearages in the payment thereof shall net bear interest. No dividend shall be declared and set apart for payment on any series of Preferred Stock in respect of any dividend period unless there shall likewise be declared and set apart for payment on all shares of Preferred Stock of each series at the time outstanding such dividends as would be payable on the said shares through the last preceding dividend date if all dividends were declared and paid in full. Nothing herein contained shall be deemed to limit the right of the corporation to purchase or otherwise acquire at any time any shares of its capital stock; provided that no shares of capital stock shall be repurchased at any time when accrued dividends on any series of Preferred Stock remain unpaid for any period to and including the last preceding dividend date.

                  For purposes of these Articles, and of any vote fixing the terms of any series of Preferred Stock, the amount of dividends "accrued" on any share of Preferred Stock of any series as at any dividend date shall be deemed to be the amount of any unpaid dividends accumulated thereon to and including such dividend date, whether or not earned or declared, and the amount of dividends "accrued" on any share of Preference Stock of any series as at any date other than a dividend date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding dividend date, whether or not earned or declared, plus an amount computed, on the basis of 360 days per annum, for the period after such last preceding dividend date to and including the date as of which the calculation is made at the annual dividend rate fixed for the share of such series.


                  (4) Upon the dissolution of, or upon any distribution of the assets of the corporation before any payment or distribution of the assets of the corporation (whether capital or surplus) shall be made to or set apart for any other class of stock, the holders of Preferred Stock shall be entitled to payment of the amount of the preference payable upon such dissolution of, or distribution of the assets of, the corporation fixed by the Board of Directors for the respective series as provided in subsection (2)(d), and shall be entitled to no further payment. If upon any such dissolution or distribution the assets of the corporation shall be insufficient to pay in full to the holders of the Preferred Stock the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among the holders of each series of Preferred Stock ratably in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full. The voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the corporation, the merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into it, shall not be deemed to be a dissolution of, or a distribution of the assets of, the corporation, for the purpose of this Section (4).



                  (5) In the event that and during the period in which, the Preferred Stock of any series shall be redeemable, then, at the option of the Board of Directors, the corporation from time to time may redeem all or any part of the outstanding shares of such series at the redemption price and upon the terms and conditions fixed by the Board of Directors as provided in subsection (2)(c) (the sum so payable upon any redemption of Preferred Stock being herein referred to as the "redemption price"); provided, that not less than 30 days previous to the date fixed for redemption notice of the time and place thereof shall be mailed to each holder of record of the shares so to be redeemed at his address as shown by the records of the corporation; and provided further, that in case of redemption of less, then all of the outstanding shares of any series of Preferred Stock the shares to be redeemed shall be chosen by lot or in such equitable manner as may be prescribed by the Board of Directors. At any time after notice of redemption shall have been mailed as above provided but before the redemption date, the corporation may deposit the aggregate redemption price in trust with a bank or trust company in New York, New York, Boston, Massachusetts, or any other city in which the corporation shall at that time maintain a transfer agency with respect to any class of its stock, having capital surplus and undivided profits of at least $5,000,000, and named in such notice. Upon the making of such deposit, or if no such deposit is made then upon such redemption date (unless the corporation shall default in making payment of the redemption price), holders of the shares of Preferred Stock called for redemption shall cease to be stockholders with respect to such shares notwithstanding that any certificate for such shares shall not have been surrendered; and thereafter such shares shall no longer be transferable on the books of the corporation and such holders shall have no interest in or claim against the corporation with respect to said shares, except the right
         (a) to receive payment of the redemption price upon surrender of their certificates, or (b) to exercise on or before the date fixed for redemption the rights, if any, not theretofore expiring, to convert the shares so called for redemption into, or to exchange such shares for shares of stock of any other class or classes or of any other series of the same class or any other class or classes of stock of the corporation. Any funds deposited in trust as aforesaid which shall be required for such redemption, because of the exercise of any right of conversion subsequent to the date of such deposit or otherwise shall be returned to the corporation forthwith. The corporation shall be entitled to receive from any such bank or trust company the interest, if any, allowed on any monies deposited pursuant to this Section, and the holders of any shares so redeemed shall have no claim to any such interest. Any funds so deposited by the corporation and unclaimed at the end of five years from the date fixed for such redemption shall be repaid to the corporation upon its request, after which repayment the holders of such shares who shall not have made claim against such monies prior to such repayment shall be deemed to be unsecured creditors of the corporation, but only for a period of two years from the date of such repayment (after which all rights of the holders of such shares as unsecured creditors or otherwise shall cease), for an amount equivalent to the amount deposited as above stated for the redemption of such shares and so repaid to the corporation, but shall in no event be entitled to any interest.

                  In order to facilitate the redemption of any shares of Preferred Stock, the Board of Directors is authorized to cause the transfer books of the corporation to be closed as to the shares to be redeemed.

                  (6) Any shares of Preferred Stock which shall at any time have been redeemed, or which shall at any time have been surrendered for conversion or exchange or for cancellation pursuant to any retirement or sinking fund provisions with respect to any series of Preferred Stock, shall be retired and shall thereafter have the status of authorized and unissued shares of Preferred Stock undesignated as to series.


                  (7) The Common Stock shall have exclusive voting power except as required by law and except to the extent the Board of Directors shall, at the time any series of Preferred Stock is established, determine that the shares of such series shall vote (i) together as a single class with shares of Common Stock and/or with shares of Preferred Stock (or one or more other series thereof) on all or certain matters presented to the stockholders and/or upon the occurrence of any specified event or condition, and/or (ii) exclusively on certain matters, or, upon the occurrence of any specified event or condition, on all or certain matters. The Board of Directors, in establishing a series of Preferred Stock and fixing the voting rights thereof, may determine that the voting power of each share of such series may be greater or less than the voting power of each share of the Common Stock or of other series of Preferred Stock notwithstanding that the shares of such series of Preferred Stock may vote as a single class with the shares of other series of Preferred Stock and/or with the shares of Common Stock.

5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

                  None

6. Other lawful provision, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:


                  None


6A.      Indemnification

                  (1)      Except as limited by law or as provided in Sections
         (2) and (3), each Officer of this corporation (and his heirs and personal representatives) shall be indemnified by this corporation against all expenses incurred by him in connection with any Proceeding in which he is involved as a result of his serving or having served as an Officer of this corporation or, at the request of this corporation, as a director, officer, employee or other agent of any other organization.

                  (2) No indemnification shall be provided to an Officer with respect to a matter as to which it shall have been adjudicated in any Proceeding that he did not act in good faith in the reasonable belief that his action was in the best interests of this corporation.

                  (3) In the event that a Proceeding is compromised or settled so as to impose any liability or obligation upon an Officer or upon this corporation, no indemnification shall be provided to said Officer with respect to a matter if this corporation has obtained an opinion of counsel that with respect to said matter said Officer did not act in good faith in the reasonable belief that his action was in the best interests of this corporation.

                  (4) To the extent authorized by the Board of Directors or the stockholders, this corporation may pay indemnification in advance of final disposition of a Proceeding, upon receipt of an undertaking by the person indemnified to repay such indemnification if it shall be established that he is not entitled to indemnification by an adjudication under Section (2) or by an opinion of counsel under Section (3) hereof.

                  (5)      For the purposes of this Article:

                           (a) "Officer" means any person who serves or has served as a director or in any other office filled by election or appointment by the stockholders or the Board of Directors;

                           (b) "Proceeding" means any action, suit or proceeding, civil or criminal, brought or threatened in or before any court, tribunal, administrative or legislative body or agency; and

                           (c) "Expense" means any liability fixed by a judgment, order, decree, or award in a Proceeding, any amount reasonably paid in settlement of a Proceeding and any professional fees and other disbursements reasonably incurred in a Proceeding.

                  (6) Nothing in this Article shall limit any lawful rights to indemnification existing independently of this Article.

6B.      Transactions with Interested Persons

                  (1) Unless entered into in bad faith, no contract or transaction by this corporation shall be void, voidable or in any way affected by reason of the fact that it is with an Interested Person.

                  (2) For the purposes of this Article, "Interested Person" means any person or organization in any way interested in this corporation whether as an officer, director, stockholder, employee or otherwise, and any other entity in which any such person or organization or this corporation is in any way interested.

                  (3) Unless such contract or transaction was entered into bad faith, no Interested Person, because of such interest, shall be liable to this corporation or to any person or organization for any loss or expense incurred by reason of such contract or transaction or shall be accountable for any gain or profit realized from such contract or transaction.

                  (4) The provisions of this Article shall be operative notwithstanding the fact that the presence of an Interested Person was necessary to constitute a quorum at a meeting of directors or stockholders of this corporation at which such contract or transaction was authorized or that the vote of an Interested Person was necessary for the authorization of such contract or transaction.

6C.      Stockholders' Meetings

         Meetings of stockholders of this corporation may be held anywhere in the United States.

6D.      Amendment of By-Laws

         The By-laws of the corporation may provide that the Board of Directors, as well as the stockholders, may make, amend or repeal the By-laws in whole or in part to the extent permitted by law, subject to the limitations contained in the By-laws.

6E.      Acting as a Partner

         This corporation may be a partner in any business enterprise which it would have the power to conduct by itself.

         We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles 2, 6A, 6B, 6C, and 6E. (*If there are not such amendments, state "None".)

                  2-Change of Purpose

                  6-Other Lawful Provisions Added

         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 3rd day of May in the year 1976.




                                             /s/  Harold Hindman
                                             ---------------------------------
                                             Harold Hindman
                                             President



                                             /s/ Paul R. Rugo
                                             ---------------------------------
                                             Paul R. Rugo
                                             Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS

                        RESTATED ARTICLES OF ORGANIZATION
                    (General Laws, Chapter 156B, Section 74)


         I hereby approve the within restated articles of organization and, the filing fee in the amount of $225 having been paid, said articles are deemed to have been filed with me this 5th day of May, 1976.




                                             /s/ Paul Guzzi
                                             ---------------------------------
                                             Paul Guzzi
                                             Secretary of the Commonwealth
                                             State House, Boston, Massachusetts

TO BE FILED IN BY CORPORATION
Photocopy of articles to be sent to:

         R.P. Boulanger, Esq.
         Goodwin, Procter & Hoar LLP
         28 State Street
         Boston, MA 02109

         Telephone: (617) 523-5700